                                                                    Exhibit 4.19

                             CERTIFICATE OF TRUST

                                      OF

                        STATE STREET CAPITAL TRUST III

         This Certificate of Trust of State Street Capital Trust III (the "Trust"), dated March 25, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

                  (a) Name. The name of the business trust being formed hereby is State Street Capital Trust III.

                  (b) Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801.

                  (c) Effective Date. This Certificate of Trust shall be effective as of March 25, 1998.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                           THE FIRST NATIONAL BANK OF CHICAGO,
                            as Trustee


                           By: /s/ John R. Prendiville
                              ------------------------------------
                              Name:  John R. Prendiville
                              Title: Vice President

                              FIRST CHICAGO DELAWARE INC.
                               as Trustee


                           By: /s/ John R. Prendiville
                              ------------------------------------
                              Name:  John R. Prendiville
                              Title: Vice President
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                              Romano I. Peluso
                               as Administrative Trustee

                              /s/ Romano I. Peluso
                              -----------------------


                              James E. Murphy
                               as Administrative Trustee

                              /s/ James E. Murphy
                              -----------------------


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